UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): November 3, 2005
                                                  ------------------------------


                               YDI WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     000-29053               04-2751645
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission file number)   (IRS employer
         incorporation)                                      identification no.)


     2115 O'Nel Drive, San Jose, CA                               95131
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (408) 731-2700
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
           ---------------------------------------------

      On November 3, 2005, YDI Wireless, Inc. issued a press release announcing financial results for its third quarter ended September 30, 2005. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (c)   Exhibits

      See Exhibit Index.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  YDI WIRELESS, INC.

Dated: November 3, 2005                           By:   /s/ Patrick L. Milton
                                                       -----------------------
                                                       Patrick L. Milton
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

      Number              Title
      ------              -----

       99.1            Press release dated November 3, 2005.


                                       2